. . **Welcome:**

Georgetowne Fund Management is a registered investment adviser based in Chicago, Illinois. The company manages the Georgetowne Long/Short Fund, a mutual fund that buys stocks long and sells stocks short. The Fund is open to investors exclusively in Illinois, New York and Ohio.

. . **Disclaimer:**

Georgetowne Funds are offered only to citizens and residents of the US, and the information on this Web site is intended only for such persons. Nothing on this Web site should be considered a solicitation to buy or an offer to sell shares of any Georgetowne Fund in any jurisdiction where the offer or solicitation would be unlawful under the securities laws of such jurisdiction.

The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Non-FDIC insured. May lose value. No bank guarantee. The Fund's investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the Fund, and it may be obtained by following this link or by calling (518) 221-1978. Please read it carefully before you invest or send money.

. .Investment Strategy:

The Georgetowne Long/Short Fund seeks long-term growth of capital.

The Fund seeks to achieve returns in both rising and falling markets by:

- buying equity securities ("long" positions) that the Fund's adviser believes are likely to appreciate in value, and
- selling equity securities short ("short" positions) that the adviser believes are likely to depreciate in value.

A "short" sale is a transaction in which the Fund sells a security it does not own but has borrowed in anticipation that the market price of the security will decline. The Fund must replace the borrowed security by purchasing it at the market price at the time of replacement, which may be more or less than the price at which the Fund sold the security.

The Fund's adviser, the Georgetowne Fund Management Corporation, examines general economic trends to identify the sectors of the economy (or industries, countries or regions) that it believes present the best potential for growth. The Fund's long positions will be over-weighted in those sectors. The Fund's short positions will generally be in sectors of the economy that the adviser believes present the least potential for growth. However, the Fund may have long and short positions in the same sector.

The adviser then performs fundamental analysis to identify companies whose stock it believes is undervalued for purchase or overvalued for selling short. Under normal circumstances, the market value of the Fund's long positions plus the market value of the Fund's short positions, will equal at least 80% of the Fund's net assets. The ratio of long positions to short positions will vary based on the adviser's assessment of general economic trends. The adviser anticipates that the Fund's strategy will result in active trading of the Fund's portfolio securities and a high portfolio turnover rate.

To the extent the Fund has high portfolio turnover, it will generally incur additional costs due to greater brokerage commission expenses (and dealer spreads built into the cost of the securities) than those incurred by a fund with a lower portfolio turnover rate. The higher portfolio turnover rate may result in the realization for federal income tax purposes of additional net capital gains, which also may result in substantial ordinary income to shareholders. These factors may negatively affect the Fund's performance.

Read the Fund's Prospectus carefully before investing.

. .**How to Invest:**

To make an investment, please request the Georgetowne Long/Short Fund's free Prospectus and Statement of Additional Information. You can download the Prospectus and Statement of Additional Information (requires Adobe Acrobat Reader). You can also request these documents by U.S. Mail. To request your copy or if you have any questions please call us at (518) 221-1978, or email us at info@georgetownefunds.com.

We also accept IRA accounts; please call us to request your forms.

Checklist for Investing in the Fund:

1) Read the Prospectus and Statement of Additional Information

2) Print out and complete an account application

3) Make your check payable to "Georgetowne Long/Short Fund" (minimum initial investment is $5,000 for regular accounts and $2,000 for IRA's, subsequent investment minimum is $100)

4) Mail the completed application along with your check to:

Georgetowne Long/Short Fund
c/o Mutual Shareholder Services
8000 Town Center Drive, Suite 400
Broadview Heights , OH 44147

. .**Newsroom:**

September 2006 – N-Q – Quarterly schedule of portfolio holdings

August 2006 – N-PX – Annual report of proxy voting record

July 2006 – N-CSR – Certified shareholder report

March 2006 – N-Q – Quarterly schedule of portfolio holdings

January 2006 – N-CSR – Certified shareholder report

September 2005 - N-Q – Quarterly schedule of portfolio holdings

August 2005 - N-PX – Annual report of proxy voting record

July 2005 - N-CSR – Certified shareholder report

March 2005 - N-Q – Quarterly schedule of portfolio holdings

December 2004 - N-CSR – Certified shareholder report

September 2004 - N-Q – Quarterly schedule of portfolio holdings

August 2004 - N-PX – Annual report of proxy voting record

July 2004 - N-CSR – Certified shareholder report

Georgetowne Funds
a mutual fund company

. . About the Adviser:

Paul Hoffmeister is President of Georgetowne Fund Management Corporation, the investment adviser to the Georgetowne Long/Short Fund. Mr. Hoffmeister is the Chief Economist at Bretton Woods Research. Formerly, he was the Chief Economist and Director of Market Strategy at Polyconomics, and an options and futures trader at QuietLight Securities LLC. He has appeared on CNBC's Kudlow & Company, and has been featured on Bloomberg News and National Review Online.

. . **Contact Us:**

How Can We Help?

We welcome your questions!

Phone:

(518) 221-1978

Email:

Investment Adviser:. phoffmeister@georgetownefunds.com

General Inquiries:. info@georgetownefunds.com